Exhibit 10.11

CONSENT LETTER

March 18, 2020

SAExploration Holdings, Inc.

1160 Dairy Ashford, Suite 160

Houston, Texas 77079

Attn:  Michael Faust,

Chief Executive Officer and President

Dear Mr. Faust:

Reference is hereby made to that certain Third Amended and Restated Credit and Security Agreement dated as of September 26, 2018, entered into among SAExploration, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto, the Lenders party thereto and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (as amended, supplemented or otherwise modified, the “Agreement”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

By signing below, the Lenders party hereto hereby consent and agree that the date “April 28, 2020” in Section 6.19(d) of the Agreement is hereby amended and extended to “July 28, 2020” and that such date may also be further amended and extended pursuant to an e-mail in which the Borrower and the Required Lenders (or their respective advisors, including Paul, Weiss) affirmatively consent to such proposed extension in such e-mail.

The effectiveness of this consent letter is subject to execution and delivery of this consent letter by Required Lenders.

This consent letter is a Loan Document.  This consent letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this consent letter by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this consent letter.  This consent letter shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned Lenders party hereto have caused this consent letter to be executed and delivered as of the date first above written.

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

LENDERS:

HIGHBRIDGE MSF INTERNATIONAL LTD.
(f/k/a 1992 MSF International Ltd.)

By:	Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
(f/k/a 1992 Tactical Credit Master Fund, L.P.)

By:	Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Consent Letter]

LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

LENDER:

By:	/s/ John Pecora
John Pecora

[Signature Page to Consent Letter]